UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10000 E. Geddes Avenue, Suite 500
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2026, the Board of Directors (the “Board”) of Red Robin Gourmet Burgers, Inc. (the “Company”) increased the size of the Board from seven to eight members and appointed Michael Kappitt to fill the resulting vacancy, effective July 24, 2026.
Mr. Kappitt will serve as a director until the 2027 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, or until the earlier of his death, resignation, or removal. The Board has determined that Mr. Kappitt qualifies as an independent director under the Nasdaq listing standards. Mr. Kappitt will not serve on any committees of the Board at this time.
Mr. Kappitt currently serves as the Chief Operating and Insights Officer at Subway, a global franchisor of quick-service restaurants specializing in made-to-order sandwiches. He has served in this role since March 2020. Prior to his role at Subway, Mr. Kappitt served in multiple leadership roles for Bloomin’ Brands, Inc. from 2011 to 2020, including President of Carrabba’s Italian Grill from February 2016 to February 2020 and Global Chief Marketing Officer from December 2013 to February 2016. Mr. Kappitt will receive compensation in accordance with the Company’s standard non-employee director compensation policies, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 26, 2026. There are no transactions between the Company and Mr. Kappitt that would be reportable under Item 404(a) of Regulation S-K. Mr. Kappitt was not selected pursuant to any arrangement or understanding between himself and any other person.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.
Date: July 23, 2026

By:	/s/ Mark Graff
Name:	Mark Graff
Title:	Chief Financial Officer

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